Scudder Micro Cap Fund
Supplement to Prospectus
Dated August 12, 1996

The following table is to be inserted after the section entitled "Expense information" on page 2.


  The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

  If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated August 31, 1996 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                  For the Period
                                                                 August 12, 1996
                                                                 (commencement)
                                                                of operations)to
                                                                 August 31, 1996
--------------------------------------------------------------------------------
Net asset value, beginning of period ...........................  $  12.00
                                                                  -------------
Income from investment operations: .............................       .01
Net investment income
Net realized and unrealized gain on investments ................       .06
                                                                  -------------
Net asset value, end of period .................................  $  12.07
--------------------------------------------------------------------------------
TOTAL RETURN (%) (b) ...........................................       .58(c)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................         8
Ratio of operating expenses, net to average daily
  net assets (%) ...............................................      1.75*
Ratio of operating expenses before expense reductions,
  to average daily net assets (%) ..............................     22.06*

Ratio of net investment income to average daily net assets (%) .      2.58*
Portfolio turnover rate (%) ....................................      None
Average commission rate paid ...................................  $  .0323

(a) Per share amounts have been calculated using the weighted average shares outstanding during the period.
(b)  Total return is higher due to maintenance of the Fund's expenses.
(c) Total return does not reflect the effect of the 1% redemption fee on shares held less than one year.
*    Annualized
**   Not annualized



February 7, 1997